FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
This Fifth Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of August 17, 2023, by and among PACIFIC WESTERN BANK, a California state-chartered bank (the “Bank”), EKSO BIONICS, INC., and EKSO BIONICS HOLDINGS, INC. (individually and collectively referred to as “Borrower”).
RECITALS
Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 17, 2020 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1)Section 2.3(a)(i) of the Agreement is hereby amended and restated as follows:
(i)Term Loan. Except as set forth in Section 2.3(b), the Term Loan shall bear interest, on the outstanding daily balance thereof, at a variable annual rate equal to the greater of: (A) the Prime Rate then in effect; or (B) 4.50%.
2)Section 6.6 of the Agreement is hereby amended and restated as follows:
6.6     Primary Depository. Beginning on the date occurring 30 days after the Fifth Amendment Date and continuing at all times thereafter, Borrower shall maintain, and shall cause all of its Subsidiaries to maintain, all depository, operating, and investment accounts with Bank. On or before the date occurring 30 days after the Fifth Amendment Date, Borrower shall deliver evidence satisfactory to Bank that Borrower has closed its account(s) at JPMorgan Chase. Notwithstanding the foregoing, Borrower’s Subsidiaries domiciled outside the United States may maintain up to an aggregate of $1,000,000 (or its USD equivalent) in accounts outside of Bank.
3)The following definition is hereby added (in alphabetical order) to Exhibit A to the Agreement, as follows:
        “Fifth Amendment Date” means August 17, 2023.
4)The following term and its definition are hereby amended and restated in Exhibit A to the Agreement, as follows:
    “Term Loan Maturity Date” means August 13, 2026.
5)No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank's failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
6)Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.
7)Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
8)This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Executed copies of this Amendment or the signature pages of this Amendment sent by facsimile or transmitted electronically in Portable Document Format (“PDF”) or any similar format, or transmitted electronically by digital image, DocuSign, or other means of electronic transmission, shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
9)As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)this Amendment, duly executed by Borrower;
b)an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
c)payment of a $2,000 facility fee, which may be debited from any of Borrower’s accounts at Bank;
d)payment of all Bank Expenses, including Bank’s expenses for the documentation of this amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower's accounts; and
e)such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
[Signatures appear on the following page.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

EKSO BIONICS, INC.	PACIFIC WESTERN BANK
By: /s/ Jerome Wong Name: Jerome Wong Title: CFO & Corporate Secretary	By: /s/ Steve Kent Name: Steve Kent Title: Vice President

EKSO BIONICS HOLDINGS, INC.
By: /s/ Jerome Wong Name: Jerome Wong Title: CFO & Corporate Secretary